Exhibit 10.47

EXECUTION VERSION

FIRST AMENDMENT TO TERRITORY CONVERSION AGREEMENT

This FIRST AMENDMENT TO TERRITORY CONVERSION AGREEMENT (this “Amendment”) is entered into effective as of February 8, 2016 by and between THE COCA‑COLA COMPANY, a Delaware corporation (“Company”), COCA‑COLA REFRESHMENTS USA, INC. (“CCR”), a wholly owned subsidiary of Company, and COCA‑COLA BOTTLING CO. CONSOLIDATED, a Delaware corporation (“Bottler”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement (as hereinafter defined and as amended hereby).

RECITALS

WHEREAS, Company, CCR and Bottler are parties to that certain Territory Conversion Agreement dated as of September 23, 2015 (the “Agreement”); and

WHEREAS, Company, CCR and Bottler now wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of these promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.The parties hereto hereby amend the form of Comprehensive Beverage Agreement attached as Exhibit 1.1 to the Agreement (the “CBA”) as follows:

(a)Section 12.3 of the CBA is hereby amended by deleting such Section in its entirety and replacing it with the following: “[Reserved.]”; and

(b)Section 16.5 of the CBA is hereby amended by deleting such Section in its entirety and replacing it with the following: “[Reserved.]”.

2.Other than as expressly amended by this Amendment, the Agreement will continue in full force and effect in accordance with its terms.

3.This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to principles of conflict of laws.

4.This Amendment may be signed in counterparts, which together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

THE COCA-COLA COMPANY

By: /s/ J. Alexander M. Douglas, Jr.
Name:J. Alexander M. Douglas, Jr.

Title:President, Coca-Cola North America

COCA-COLA REFRESHMENTS USA, INC.

By: /s/ J. Alexander M. Douglas, Jr.
Name:J. Alexander M. Douglas, Jr.

Title:President, Coca-Cola North America

COCA-COLA BOTTLING CO. CONSOLIDATED

By: /s/ James E. Harris
Name:James E. Harris

Title:Senior Vice President, Shared Services

and Chief Financial Officer

Signature Page to First Amendment to Territory Conversion Agreement= "FIRST PAGE ONLY" 2 = "1" , = "1" ) = 1 = "FIRST PAGE ONLY" 2 = "1" , = "1" ) = 1